SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
         EXCHANGE ACT OF 1934.





DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    JUNE 30, 1997



                          FIRST AMERICAN RAILWAYS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   NEVADA                    33-14751-D                    87-0443800
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(STATE OF                  (COMMISSION FILE               (IRS EMPLOYER
INCORPORATION)                      NUMBER)               IDENTIFICATION
                                                              NUMBER)



           3700 NORTH 29TH AVENUE, SUITE 202, HOLLYWOOD, FLORIDA 33020
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           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES OF THE REGISTRANT)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 920-0606




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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS.

         On June 30, 1997, the Registrant completed a private offering (the "Private Offering") of units consisting of 8% convertible subordinated notes (the "Notes") and shares of its common stock pursuant to Regulations D ("Regulation D") and Regulation S ("Regulation S"), each as promulgated under the Securities Act of 1933, as amended, to "accredited investors" as that term is defined in Regulation D and to non-"U.S. persons" in an "offshore transaction" as such terms are defined in Regulation S, respectively. The Registrant issued a total of $11,152,500 (principal amount) in Notes and 1,465,250 shares of common stock in the Private Offering which yielded gross proceeds of 11,152,500. The Registrant will also issue a total of 223,050 shares of common stock as partial compensation to the placement agent and certain subplacement agents in the Private Offering .

ITEM 9. SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         On June 2, 1997, the Company sold in the Private Offering 52 units consisting of 337,500 shares of common stock and $2.6 million (principal amount) Notes pursuant to Regulation S. These securities were sold for a total consideration of $2.6 million. Total underwriting commissions paid on these units was $260,000 along with a non-accountable expense allowance of $52,000. These securities were sold for cash to the following persons:

         1.       Bank Austria Sparkasse der Stadt;
         2.       Bank Sarasin & Co.;
         3.       Lancer Offshore Inc.;
         4.       Lancer Voyager;
         5.       Cass & Co. - Magnum Capital Growth Fund;
         6.       Cass & Co. - Magnum U.S. Equity Fund; and
         7.       Volksbank Kufstein Reg. Gem. M.B.H.

         On June 11, 1997, the Company sold in the Private Offering 129 units consisting of 895,000 shares of common stock and $6.45 million (principal amount) of the Notes pursuant to Regulation S. These securities were sold for a total consideration of $6.45 million. Total underwriting commissions paid on these units was $645,000 along with a non-accountable expense allowance of $129,000. These securities were sold for cash to the following persons:

         1.       Caxton International Limited;
         2.       Corner Bank Ltd-Lugano; and
         3.       Heidrun Eckes-Chanire.

         On June 30, 1997, the Company sold in the Private Offering
12.8 units consisting of 64,000 shares of common stock and $640,000 (principal amount) of the Notes pursuant to Regulation S. These securities were sold for a total consideration of $640,000. Total

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underwriting commissions paid on these units was $64,000 along with a non-accountable expense allowance of $12,800. These securities were sold for cash to the following persons:

         1.       Bostar A/S;
         2.       Ekistics Corp.;
         3.       Fritas A/S;
         4.       Intergalactic Growth Fund, Inc.;
         5.       Ivar Tangen Consulting AS;
         6.       Kewa Invest A/S;
         7.       Lombard Odier & Cie;
         8.       Rigel AS;
         9.       Skips A/S Canopus; and
         10.      Lago Wernstedt.

         The Company has sold all of the foregoing securities in reliance upon Regulation S and only to persons who are non-"U.S. Persons" in an "offshore transaction" as defined in Regulation S.

         The Notes may be converted, at the option of the holders thereof, at any time during the five-year term thereof. The conversion price is $3.50 per share. In addition, those persons investing in 40 or more units ($2 million or more) will receive a Note which contains the foregoing conversion provisions, and in addition, which provides that the conversion thereof in shares of common stock may be compelled by the Company if, (i) such shares to be held by the investor are registered under the Securities Act, (ii) a current prospectus is available for the sale of such shares, and (iii) the closing "bid" price for the Company's common stock is at least $4.50 per share for at least 20 consecutive trading days ending on the fifth trading day prior to the date of the Company's notice of conversion.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FIRST AMERICAN RAILWAYS, INC.




DATE:  JULY 10, 1997                   BY: /S/ DONALD P. CUMMING
                                          --------------------------
                                          DONALD P. CUMMING, VICE
                                          PRESIDENT AND ACTING CHIEF
                                          FINANCIAL OFFICER




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